LORD ABBETT MUNICIPAL INCOME FUND, INC.

Lord Abbett Sustainable Municipal Bond Fund

Supplement dated September 13, 2022 to the

Summary Prospectus dated December 30, 2021,

as supplemented

Effective immediately, the following table replaces the table in the subsection under “Management – Portfolio Managers” on page 12 of the summary prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Gregory M. Shuman, Partner[1] and Portfolio Manager	2021
Christopher T. English, Portfolio Manager	2021
Daniel S. Solender, Partner and Director of Tax Free Fixed Income	2021

1 Effective October 1, 2022.

Please retain this document for your future reference.